UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


   Date of Report (Date of earliest event reported):         November 8, 2004




                            FRANKLIN RESOURCES, INC.
             (Exact name of registrant as specified in its charter)



          Delaware                       1-9318                  13-2670991
(State or other jurisdiction    (Commission File Number)        (IRS Employer
 of incorporation)                                           Identification No.)


One Franklin Parkway, San Mateo, California                             94403
 (Address of principal executive offices)                             (Zip Code)


       Registrant's telephone number, including area code: (650) 312-3000


                 ----------------------------------------------
  (Former name or former address, if changed since last report): Not Applicable


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

RESTRICTED STOCK AWARDS
-----------------------

On November 8, 2004, the Compensation Committee of the Board of Directors (the "Compensation Committee") of Franklin Resources, Inc. (the "Company") approved restricted stock awards ("RSA") granting common stock ("Stock") of the Company under the Company's 2002 Universal Stock Incentive Plan (the "2002 USIP") to certain of the Company's executive officers. Each of the following executive officers of the Company received the following number of shares of Stock: Anne
M. Tatlock, Vice Chairman: 6,272 shares; Murray L. Simpson, Executive Vice President and General Counsel: 3,920 shares; James R. Baio, Senior Vice President and Chief Financial Officer: 3,607 shares; Jennifer J. Bolt, Senior Vice President and Chief Information Officer: 3,763 shares; Leslie M. Kratter, Senior Vice President and Assistant Secretary: 2,979 shares; Penelope S. Alexander, Vice President, Human Resources - U.S.: 1,380 shares; Holly E. Gibson, Vice President, Corporate Communications: 784 shares; Barbara J. Green, Vice President, Deputy General Counsel and Secretary: 1,317 shares; Kenneth A. Lewis, Vice President and Treasurer: 1,412 shares; Charles R. Sims, Vice
President: 2,352 shares; John M. Lusk, Vice President: 2,352 shares.

The Company has entered into a Restricted Stock Award Agreement (the "RSA Agreement") with each of the executive officers listed above. Each RSA awarded to such executive officers of the Company has an effective grant date of November 8, 2004, and is subject to annual vesting in equal installments over a three-year period and will vest one-third on September 30, 2005, one-third on September 29, 2006 and one-third on September 28, 2007, subject to accelerated vesting or forfeiture under certain events described in the RSA Agreement.

A copy of the 2002 USIP was filed as Exhibit 10.68 to the Company's Report on Form 10-Q for the quarterly period ended December 31, 2002. A copy of the form of the RSA Agreement and Notice of Restricted Stock Award ("Notice of Award") under the 2002 USIP is filed herewith as Exhibit 10.74. Each of the foregoing is incorporated herein by reference.

The following is a summary of the principal terms of the RSA Agreement and Notice of Award, which are qualified in their entirety by reference to Exhibit 10.74:

RESTRICTED STOCK AWARD. The Company issues to participants, including the executive officers (the "Participant") shares of Stock as set forth in the Notice of Award, subject to the rights of and limitations on Participant as owner as set forth in the RSA Agreement. All shares of Stock issued are deemed to be issued to Participant as fully paid and non assessable shares, and Participant has all rights of a shareholder, including the right to vote, to receive dividends (including stock dividends), to participate in stock splits or other recapitalizations, and to exchange such shares in a merger, consolidation or other reorganization.

TRANSFER RESTRICTION. No Stock issued to Participant may be sold, transferred by gift, pledged, hypothecated, or otherwise transferred or disposed of by Participant prior to the date on which it becomes vested. Participant is not precluded from exchanging the Stock awarded pursuant to a cash or stock tender offer, merger, reorganization or consolidation. Any securities (including stock dividends and stock splits) received with respect to shares of Stock which are not yet vested are subject to the RSA Agreement in the same manner and become fully vested at the same time as the Stock with respect to which such additional securities were issued.

VESTING. Participant's interest in the Stock awarded becomes vested and nonforfeitable in accordance with the Vesting Schedule in the Notice of Award so long as Participant maintains continuous status as an employee of the Company or a Subsidiary. If Participant ceases to maintain continuous status as an employee of the Company or any of its subsidiaries for any reason other than death or disability, all shares of Stock to the extent not yet vested on the date Participant ceases to be a full-time employee are forfeited by Participant.

If Participant dies or in the event of termination of Participant's continuous status as an employee as a result of disability while a full-time employee of the Company or any of its subsidiaries, Participant's interest in all shares of Stock awarded become fully vested and nonforfeitable as of the date of death or termination of employment on account of such disability. Unless changed by the Board, "disability" means that the Participant ceases to be an employee on account of permanent and total disability as a result of which the Participant shall be eligible for payments under the Company's long term disability policy.

STOCK OPTION GRANT
------------------

On November 8, 2004, the Compensation Committee also approved a stock option grant to purchase 1,506 shares of Stock under the 2002 USIP to Donna S. Ikeda, Vice President, Human Resources - International. Ms. Ikeda is an executive officer of the Company.

The Company has entered into a Stock Option Agreement (the "Option Agreement") with Ms. Ikeda. Each option granted to Ms. Ikeda has an effective grant date of November 8, 2004, and is subject to annual vesting in equal installments over a three-year period and will vest one-third on September 30, 2005, one-third on September 29, 2006 and one-third on September 28, 2007, subject to accelerated vesting or forfeiture under certain events described in the Option Agreement. The option may be exercised only until September 30, 2009, the expiration date. The exercise price of the shares is $55.81 per share.

A copy of the form of the Stock Option Agreement and Notice of Grant are filed herewith as Exhibit 10.75. Each of the foregoing is incorporated herein by reference.

The following is a summary of the principal terms of the Option Agreement and Notice of Stock Option Grant, which are qualified in their entirety by reference to Exhibit 10.75:

GRANT OF OPTION. The Company grants to the optionees ("Optionee"), including executive officers, named in a notice of grant (the "Notice of Grant"), an option (the "Option") to purchase a number of shares (the "Shares"), as set forth in the Notice of Grant, at the exercise price per share set forth in the Notice of Grant (the "Exercise Price"), subject to the terms, conditions and definitions 2002 USIP, adopted by the Company.

EXERCISE OF OPTION.
Right to Exercise. The Option is exercisable during its term in accordance with the exercise schedule set out in the Notice of Grant and the applicable provisions of the 2002 USIP and the Option Agreement.

Method of Payment. Payment of the aggregate Exercise Price may be made in cash or Shares, valued at fair market value on the date of exercise.

TERMINATION OF EMPLOYMENT. In the event of termination of Optionee's continuous status as an employee, Optionee may, to the extent otherwise so entitled at the date of such termination (the "Termination Date"), exercise the Option for a period of ninety (90) days after the Termination Date (but in no event later than

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the expiration date of the Option). To the extent that Optionee was not entitled to exercise the Option at the Termination Date, or if Optionee does not exercise the Option within the time specified herein, the Option shall terminate.

DISABILITY OF OPTIONEE. In the event of termination of Optionee's continuous status as an employee as a result of disability, Optionee may, but only within six (6) months from the Termination Date (but in no event later than the expiration date of the Option), exercise the Option in full, even if the right to exercise shall not have otherwise accrued at the date of such total and permanent disability. All rights to exercise the Option shall expire and be of no further force or effect after such six month period. Unless changed by the Compensation Committee, "disability" means that the Optionee ceases to be an employee on account of permanent and total disability as a result of which the Optionee shall be eligible for payments under the Company's long term disability policy applicable to the Optionee. To the extent that Optionee was not entitled to exercise the Option at the Termination Date, or if Optionee does not exercise such Option (to the extent otherwise so entitled) within the time specified herein, the Option shall terminate.

DEATH OF OPTIONEE. In the event of the death of Optionee, the Option may be exercised in full at any time within six (6) months following the date of death (but in no event later than expiration date of the Option), by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, even if the right to exercise shall not have otherwise accrued at the date of death. All rights to exercise the Option shall expire and be of no further force or effect after such six month period.

TERM OF OPTION. The Option may be exercised only until the expiration date set out in the Notice of Grant, and may be exercised during such term only in accordance with the 2002 USIP and the terms of the Option Agreement.




ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

          (c) Exhibits:

          EXHIBIT NO.       DESCRIPTION
          -----------       -----------

          10.74 Form of Restricted Stock Award Agreement and Notice of Restricted Stock Award under the Company's 2002 Universal Stock Incentive Plan


          10.75 Form of Stock Option Agreement and Notice of Stock Option Grant under the Company's 2002 Universal Stock Incentive Plan


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              FRANKLIN RESOURCES, INC.
                              (Registrant)


Date: November 12, 2004       /s/ Barbara J. Green
                              ----------------------------
                              Barbara J. Green
                              Vice President, Deputy General Counsel
                              and Secretary

                                  EXHIBIT INDEX


          EXHIBIT NO.       DESCRIPTION

          10.74 Form of Restricted Stock Award Agreement and Notice of Restricted Stock Award under the Company's 2002 Universal Stock Incentive Plan

          10.75 Form of Stock Option Agreement and Notice of Stock Option Grant under the Company's 2002 Universal Stock Incentive Plan